Exhibit 10.1
AMENDMENT TO EMPLOYMENT AGREEMENT

    This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), effective as of October 16, 2025 (the “Effective Date”), is entered into by NCR Atleos Corporation, a Maryland corporation (the “Company”), and Timothy C. Oliver (“Executive”).

RECITALS

A.The Company and Executive are parties to that certain Employment Agreement dated effective October 16, 2023 (the “Employment Agreement”).

B.The Company and Executive desire to amend the Employment Agreement as set forth herein.

AGREEMENT

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Executive hereby agree as follows:

1.Capitalized Terms. Unless otherwise defined in this Amendment, each capitalized term used herein has the meaning assigned to such term in the Employment Agreement.

2.Amendment to Section 6(e). Section 6(e) of the Employment Agreement is hereby amended to increase the “Separation Multiplier” to 300% from 200%, effective October 16, 2025.

3.Miscellaneous.

a.Except as expressly contemplated in this Amendment, the Employment Agreement shall remain unchanged and in full force and effect in accordance with its original terms.

b.This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Documents obtained via electronic imaging sent by email or via facsimile machine shall also be considered as originals.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment as of September 23, 2025, to be effective as of the Effective Date.

COMPANY:

NCR ATLEOS CORPORATION

By:     /s/ Ricardo J. Nuñez
Name: Ricardo J. Nuñez
Title: Executive Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

Signature Page to Amendment to Employment Agreement

EXECUTIVE:
/s/ Timothy C. Oliver
Timothy C. Oliver

Signature Page to Amendment to Employment Agreement